SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549





                             FORM 8-K



                          CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):

                         August 30, 1994


                       Lockheed Corporation
        (Exact name of registrant as specified in its charter)


            Delaware           1-2193            95-0941880
        (State or other     (Commission       (I.R.S. Employer
        jurisdiction of     File Number)     Identification No.)
        incorporation)



                4500 Park Granada Blvd.
                 Calabasas, California                  91399
        (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:  (818) 876-2000



                          Not Applicable
    (Former name or former address, if changed since last report)

Item 5.  Other Events.

The registrant and Martin Marietta Corporation jointly issued a press release dated August 30, 1994 announcing that their boards of directors unanimously approved a definitive agreement to merge the two corporations through an exchange of common stock valued in excess of $10 billion. A copy of the press release is attached as an exhibit


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit

99 Lockheed Corporation and Martin Marietta Press Release dated August 30, 1994




                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 LOCKHEED CORPORATION
                                    (Registrant)

Date:  August 30, 1994          By: /s/ ROBERT E. RULON
                                    ------------------------
                                        Robert E. Rulon
                                 Vice President and Controller